CUSIP No.  67612W108


                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 3 TO SCHEDULE 13D

          The undersigned agree as follows:

          (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          Dated: October 12, 2005

                             V. PREM WATSA



                                      /s/ V. Prem Watsa
                             -----------------------------------------




                             1109519 ONTARIO LIMITED


                             By:          /s/ V. Prem Watsa
                                 ------------------------------------
                                 Name:   V. Prem Watsa
                                 Title:  President




                             THE SIXTY TWO INVESTMENT
                             COMPANY LIMITED



                             By:          /s/ V. Prem Watsa
                                 ---------------------------------------
                                 Name:   V. Prem  Watsa
                                 Title:  President




                             810679 ONTARIO LIMITED



                            By:          /s/ V. Prem Watsa
                                 ---------------------------------------
                                 Name:   V. Prem Watsa
                                 Title:  President



                             FAIRFAX FINANCIAL HOLDINGS LIMITED



                             By:          /s/ Eric P. Salsberg
                                 ----------------------------------------
                                 Name:    Eric P. Salsberg
                                 Title:  Vice President, Corporate Affairs

                             FFHL GROUP LTD.



                             By:          /s/ Eric P. Salsberg
                                 ----------------------------------------
                                 Name:    Eric P. Salsberg
                                 Title:  Vice President




                             FAIRFAX INC.



                             By:          /s/ Eric P. Salsberg
                                 ----------------------------------------
                                 Name:   Eric P. Salsberg
                                 Title:  Vice President



                             FAIRFAX FINANCIAL (US) LLC.



                             By:          /s/ Bradley P. Martin
                                 ----------------------------------------
                                 Name:   Bradley P. Martin
                                 Title:  Vice President



                             TIG HOLDINGS, INC.



                             By:          /s/ R. Scott Donovan
                                 ----------------------------------------
                                 Name:   R. Scott Donovan
                                 Title:  President

                             TIG INSURANCE GROUP



                             By:          /s/ R. Scott Donovan
                                  ---------------------------------------
                                  Name:   R. Scott Donovan
                                  Title:  President




                             TIG INSURANCE COMPANY



                             By:          /s/ R. Scott Donovan
                                 ----------------------------------------
                                 Name:   R. Scott Donovan
                                 Title:  President




                             ORH HOLDINGS INC.



                             By:         /s/ Eric P. Salsberg
                                 ---------------------------------------
                                 Name:   Eric P. Salsberg
                                 Title:  Vice President



                             UNITED STATES FIRE INSURANCE COMPANY



                             By:          /s/ Carol Ann Soos
                                 ----------------------------------------
                                 Name:   Carol Ann Soos
                                 Title:  Vice President